Financial Instruments	6 Months Ended
Jun. 30, 2024
Financial Instruments
Financial Instruments

Note 6 - Financial Instruments

The Group’s financial assets comprise of non-current financial assets, current receivables and cash, which are recognized at amortized cost. The Group’s financial liabilities comprise of contingent consideration, non-current interest-bearing liabilities, other non-current liabilities, lease liabilities, accounts payable, other current liabilities, and accrued expenses, all of which except contingent consideration, are recognized at amortized cost. The carrying amount is an approximation of the fair value.

Contingent consideration is recognized at fair value, measured at Level 3 of the IFRS value hierarchy. The fair value of the contingent consideration has been estimated in accordance with the present value method and the probability has been taken into account if and when the various milestones will occur. The calculations are based on a discount rate of 13.4 percent. The most significant input affecting the valuation of the contingent consideration is the Group’s estimate of the probability of the milestones being reached.

Calliditas holds a credit agreement that contains customary affirmative and negative covenants for a senior secured loan, such as minimum cash liquidity and minimum product revenue. The fair value for the loan at the end of the period amounts to SEK 1,005.8 million.